MADISON        LESSOR
LEASING        MADISON LEASING CO., INC.             LEASE NO . ALL-001
CO., INC.      32 CENTRAL AVENUE, MIDLAND PARK, NJ 07432
          (201) 447-0222 - FAX (201) 447-1521

NAME AND ADDRESS OF LESSEE:   ALLSTAR ARENA ENTERTAINMENT, INC.,
                              5410 WILSHIRE BLVD
                              LOS ANGELES, CA 90036

FEDERAL TAX ID NO. 95-4602985   CONTACT: PAUL FAIRCHILD    PHONE NO.: 3239391100

                              DESCRIPTION OF EQUIPMENT:

QTY  PO        MLC       MFG       MODEL          DESCRIPTION           SERIAL
2    03265-001 015011    Apple     PowerBook G#   266 Mhz, 64MB RAM,
     $6,999.94                                    4GB HD, 14 TF display

1    03265-002 015012    Apple                    Desktop Bus Mouse 11
     $84.99

2    03265-003 015013    Mead                     Apple Notebook Backpack
     $99.98

2    03265-004 015014    Microsoft Office 98      Gold-CD
     $1,199.98

1    03265-005 015015    Apple                    Floppy Drive for
     $130.99                                      Powerbook G3

2    1 03265-006 015016  VST       ZIP            Drive for Powerbook G3
     $499.98

Leased Equipment Cost:  $9,015.86

EFFECTIVE COMMENCEMENT DATE: ON THE FIRST OF THE,MONTH FOLLOWING THE DATE OF EXECUTION OF THE DELIVERY, ACCEPTANCE AND INSTALLATION CERTIFICATE.

SCHEDULE OF BASE RENT PAYMENTS DURING INITIAL TERM OF LEASE: THE APPROPRIATE SALES, USE AND/OR RENTAL TAX(ES) WILL BE THIRTY-SIX (36) MONTHS @ $312.60 PER MONTH. ADDED TO YOUR MONTHLY. BASE RENT OR PAID WHEN LEASE IS APPROVED BY MADISON LEASING CO.. Inc.

LEASE PAYMENTS MUST BE MADE BY ELECTRONIC TRANSFER

SPECIAL TERMS & CONDITIONS (IF ANY):

UPON EXPIRATION OF THE LEASE TERM AND PAYMENT BY LESSEE OF ALL RENTALS AND PROVIDED THAT NO EVENT OF DEFAULT SHALL HAVE OCCURRED, LESSEE, AT IT'S OPTION, MAY PURCHASE ALL OF LESSOR'S RIGHT, TITLE, AND INTEREST IN AND TO ALL, BUT NOT LESS THAN ALL OF THE EQUIPMENT DESCRIBED IN THE SCHEDULE FOR A PURCHASE PRICE EQUAL TO THE GREATER OF (a) THE THEN FAIR MARKET VALUE OF THE EQUIPMENT OR (b) FIFTEEN (16) PERCENT OF THE ORIGINAL COST OF THE EQUIPMENT.

THE "FAIR MARKET VALUE" OF THE EQUIPMENT SHALL BE DETERMINED BY AN INDEPENDENT THIRD-PARTY APPRAISER SELECTED BY LESSEE, PROVIDED, HOWEVER, IF LESSEE ELECTS TO EXERCISE ITS OPTION, BUT FAILS TO OBTAIN SUCH AN APPRAISAL, THE FAIR MARKET VALUE OF THE EQUIPMENT SHALL BE ONE THOUSAND THREE HUNDRED FIFTYTWO AND 37/100 DOLLARS ($1,352.38).

IF THE LESSEE, FOR ANY REASON, DOES NOT PURCHASE THE EQUIPMENT, THE LEASE TERM SET FORTH IN THE SCHEDULE SHALL AUTOMATICALLY AND WITHOUT FURTHER ACTION ON THE PART OF THE LESSOR OR LESSEE, BE EXTENDED FOR AN ADDITIONAL TERM OF
(12) TWELVE MONTHS. UPON TERMINATION OF THE EXTENDED LEASE TERM, THE LESSEE SHALL BE OBLIGATED TO RETURN THE EQUIPMENT TO LESSOR.

THE RENTAL PAYMENT IS BASED ON THE RATE OF INTEREST PREVAILING AT THE TIME LESSOR NEGOTIATED THE FINANCING OF FUNDS TO SUPPORT THE PURCHASE OF THE EQUIPMENT DESCRIBED IN THIS LEASE AT THE LESSOR'S LENDING INSTITUTION. IF THE PRIME RATE INCREASES AFTER THE DATE OF COMMENCEMENT OF THIS LEASE, ONLY THE ACTUAL PERCENT OF SUCH INCREASE WILL BE ADDED TO THE MONTHLY RENTAL PAYMENT. IF THE PRIME RATE SUBSEQUENTLY DECREASES DURING THE PERIOD OF THIS LEASE,

                                   PAGE 1 OF 7
             initial he SHRTISE.DOE/7-10-98 @MADISON LEASING CO., INC.

Lease No. ALL-001

the rental payment will be reduced to reflect the decrease. However, in no event will the rental payment be less than the amount in effect on the original Rent Commencement date.

    1. Interim Rent of Ten and 45/100 dollars ($10.46) per day commencing on the delivery date for each day Lessee has possession of the Equipment prior to the Effective Commencement Date, shall be due on the first day of the month following delivery of equipment.

    2. A Security Deposit in the amount of Nine Hundred One and 58/100 dollars ($901.59) is due and payable upon Lessor's acceptance of the Lease. The Security Deposit received will be applied to the purchase offer price, if any, at the end of the lease term. If the Lessee is required to make an "offer to purchase" according to the special terms and conditions of this lease, the offer to purchase must be made at least ninety (90) days prior to the expiration date of the lease herein. If the offer to purchase is not received ninety (90) days prior to expiration of the term of this lease, the lease will automatically be extended for a period of twelve (12) months. If there is a default in any of the terms of this agreement, the security deposit will be applied as liquidated damages to offset the Lessor's legal costs and any other costs incurred as a result of such default.

EQUIPMENT LOCATION: (IF OTHER THAN ABOVE) 5410 Wilshire Blvd, Los Angeles, CA 90036

THIS LEASE CONSISTS OF THE FOLLOWING DOCUMENTS:

Lease Document W/PERSONAL GUARANTY
PROPERTY TAGS CERTIFICATE
Annex A - DESCRIPTION OF EQUIPMENT
DELIVERY AND ACCEPTANCE
Insurance Letter
Landlord's Waiver
Debit AUTHORIZATION
Purchase ORDER AUTHORIZATION
UCC-I Form State
UCC- I FORM COUNTY

                           TERMS AND CONDITIONS OF LEASE

    1. LEASE. LESSOR leases to LESSEE and LESSEE leases and hires from LESSOR the personal property described above and/or in Annex A attached hereto, with all replacement parts, additions and accessories now or later incorporated into and/or affixed onto the Equipment.

    1.a. The LESSEE must notify LESSOR, at least ninety (90) days prior to the expiration of the Lease, of the intent, in writing, not to renew the Lease. In the event the LESSEE does not notify LESSOR of its intention not to continue the Lease, the Lease will continue for an additional twelve (12) months.

THE OBLIGATION OF THE LESSEE TO GIVE THIS NOTICE APPLIES WHERE THERE IS A NEGOTIATED BUY

AGREEMENT AS WELL.

    1.b. If there is a negotiated Buy Agreement, the Lease will continue until such moneys stated in the Buy Agreement have been received by LESSOR.

    2. WARRANTIES. LESSOR MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER REGARDING THE EQUIPMENT, INCLUDING WITHOUT LIMITATION, THE CONDITION OF THE EQUIPMENT, THE MERCHANTABILITY OF THE EQUIPMENT, OR THE FITNESS OF THE EQUIPMENT FOR A PARTICULAR PURPOSE. No defect or unfitness of the equipment shall relieve LESSEE of the obligation to pay rent or of any other obligation under this Lease. Lessor leases the Equipment to LESSEE "AS IS." LESSEE'S only remedy, if any, shall be against the supplier or manufacturer of the equipment and not against LESSOR. LESSEE understands and agrees that neither the manufacturer nor the supplier, nor any salesman or other agent of manufacturer or supplier is an agent of LESSOR. No salesman or other agent of the supplier or manufacturer is an agent of LESSOR. No representation as to the Equipment or any other matter by the manufacturer or supplier shall in any way affect LESSEE'S obligations to perform hereunder, including the obligation to make rental payments as set forth in this Lease. The LESSEE acknowledges that it has fully inspected the equipment that it has requested the LESSOR to acquire and lease to LESSEE, and the equipment is in good condition and to the LESSEE's complete satisfaction. To the extent permitted by the manufacturer or supplier, and provided LESSEE is not in default under this Lease, LESSOR shall permit LESSEE to enforce all manufacturer and/or supplier warranties with respect to the Equipment directly against the manufacturer and/or supplier. The parties have specifically negotiated and agreed to the foregoing paragraph.

Madison Leasing Co., Inc.

Lease No. ALL-001

    3. TERM. The term of this lease shall commence upon the effective/commencement date above and shall terminate upon the expiration of the number of units of time set forth above. This Lease is not cancelable or terminable by LESSEE prior the stated term.

    4. RENT. LESSEE shall pay LESSOR as rent, the payments specified above in advance for the calendar period indicated at the office of LESSOR shown above, or as otherwise directed by LESSOR in writing. The first such payment shall be due upon execution of this Lease with subsequent payments due on the first day of the month following the day on which the Equipment is delivered to LESSEE. All rental payments and other sums payable by LESSEE hereunder are unconditional and shall be made without abatement, reduction or setoff of any nature, including anything arising out of any present or future claim LESSEE may have against LESSOR or the manufacturer or supplier of the Equipment. If any payment due to LESSOR hereunder is not received by LESSOR on or before the first of each month, in advance, the LESSEE will pay a late charge of five (5%) percent of the late payment.

    5. TAXES. LESSEE shall pay all taxes and assessments which may be levied, directly or indirectly against the Equipment or any interest therein or with respect to the ownership, possession or use thereof, whether such taxes are levied against the LESSOR or the LESSEE. Such taxes to be paid by the LESSEE shall include without limitation, property, sales, rent, lease and use taxes and any other tax measured by the gross rent payable hereunder. If such taxes are levied against the LESSOR, it shall notify the LESSEE of such fact. The LESSOR shall have the right, but not the obligation, to pay any such taxes, whether levied against the LESSOR or the LESSEE. In such event the LESSEE shall reimburse the LESSOR therefor within five days after receipt of invoice and for the failure to make such reimbursement when due the LESSOR shall have all remedies provided herein with respect to the nonpayment of the rental hereunder.

    6. DEFAULT. If LESSEE fails to pay any rent, late charge or other amount herein provided within five (5) days after the same is due and payable, or if LESSEE fails to observe, keep or perform any other provision of this Lease required to be observed, kept or performed by LESSEE, or if LESSEE dies, becomes disabled or legally incompetent, ceases doing business as a going concern, or if a petition is filed by or against LESSEE under the Bankruptcy Act or any amendment thereto (including a petition for reorganization or an arrangement), or if a receiver is appointed for LESSEE or its property, or if LESSEE commits an act of bankruptcy, becomes insolvent, makes an assignment for the benefit of creditors, or if LESSEE, without LESSOR's prior consent, attempts to remove or sell or transfer or encumber or sublet or part with the possession of said Equipment, or if any guarantor of LESSEE's obligations hereunder shall default under his, her or its guaranty, die or become disabled or legally incompetent or file or suffer to be filed a petition under the Bankruptcy Act or any amendment thereto (including a petition for reorganization or an arrangement) or if a receiver is appointed for such guarantor or its property or if it commits an act of bankruptcy, becomes insolvent or makes an assignment for the benefit of its creditors, or if LESSOR deems itself insecure, then LESSOR or its agents shall have the right to exercise any one or more of the following remedies: (a) To declare the entire amount of rent hereunder immediately due and payable without notice or demand to LESSEE; (b) To sue for and recover from the LESSEE an amount equal to the unpaid balance of the rent due and to become due during the term of this Lease, as well as all attorneys' fees and other expenses incurred by LESSOR in an attempt to enforce the provisions of this Lease; (c) To sue for and recover damages for the LESSEE'S default; or (d) to take possession of any or all items of Equipment without demand or notice wherever same may be located without any Court Order or other process of law. Upon retaking possession of any or ll items of Equipment, the LESSOR at its option may (i) lease repossessed Equipment or any part thereof to any third party on such terms and conditions as the LESSOR may determine or (ii) sell the Equipment or any part thereof to the highest bidder at public auction or at private sale and may credit the amount so realized less all expenses, including attorneys' fees, incurred in connection with such disposition to the LESSOR upon default by LESSEE hereunder. LESSEE hereby waives any and all damages occasioned by such taking of possession. Any said taking of possession shall not constitute a termination of this Lease and shall not relieve LESSEE of its original obligation hereunder unless LESSOR expressly so notifies LESSEE in writing. In addition, the LESSOR shall have upon default such other and further remedies and rights as may be available at law or in equity by reason of LESSEE'S default.

    7. NON-WAIVER. LESSOR'S failure at any time to require strict performance by LESSEE of any of the provisions hereof shall not waive or diminish LESSOR'S right thereafter to demand strict compliance therewith or with any other provision. Waiver of any default shall not waive any other default. LESSOR'S rights hereunder are cumulative and not alternative.

    8. INDEMNITY. LESSEE shall indemnify and hold LESSOR harmless from any and all claims, actions, proceedings, expenses, damages and liabilities including attorneys' fees arising in connection with the Equipment including, without limitation, its manufacture, selection, purchase, delivery, possession, use, operation, maintenance, leasing, return and any acts of the LESSEE in failing to accept and acknowledge acceptance of the Equipment and to maintain the Equipment in good repair.

    9. TITLE. All Equipment shall remain personal property , no matter how attached to realty, and title to the Equipment shall remain exclusively with the LESSOR. If the Equipment becomes attached to realty, LESSEE shall be responsible to LESSOR for its removal and any damage to the Equipment. LESSOR may display notice of its ownership of the Equipment by affixing to the Equipment an identifying plate or any other indicia of ownership and LESSEE will not disturb any such notice. LESSEE shall keep the Equipment free from any and all liens and encumbrances, LESSEE shall give

LESSOR immediate notice of any attachment or other judicial process, liens or encumbrances affecting the Equipment and shall indemnify and hold LESSOR harmless from any loss or damage caused thereby. LESSEE shall from time to time take such action and execute such instruments as may be necessary or advisable, and shall otherwise cooperate so as to defend the title of LESSOR thereto, whether by filing of Commercial Code, as adopted in the state where the Equipment is to be or in fact is located, or otherwise. LESSEE agrees that LESSOR may at its option and where not prohibited by law, file financing statements or amendments thereto without the signature of the LESSEE with respect to any or all equipment and, if signature Is required, then LESSEE appoints LESSOR as LESSEE'S attorney-in-fact to execute any such financing statements.

    10. ACCEPTANCE AND INSTALLATION. LESSEE shall inspect the Equipment upon the receipt thereof and shall thereafter deliver immediately to LESSOR the DELIVERY ACCEPTANCE & INSTALLATION CERTIFICATE attached to this Lease, fully executed by LESSEE'S authorized representative. LESSEE shall be responsible for all costs of installation. Upon such written acceptance, LESSEE agrees that it shall be conclusively presumed, as between LESSOR and LESSEE, that the LESSEE has fully inspected and acknowledged that the Equipment is in good condition and repair.

    11. USE AND RETURN OF EQUIPMENT. LESSOR, at the request of LESSEE, has ordered or shall order the Equipment described above from a supplier selected by LESSEE. LESSOR shall not be liable for specific performance of this Lease or for damages, if, for any reason, supplier fails to accept such order or delays or fails to fill the order. LESSEE agrees to accept such Equipment and authorizes LESSOR to add the serial number of the Equipment to this Lease. LESSEE shall keep the Equipment at its place of business as specified above. LESSEE shall give LESSOR immediate notice of any attachment or other judicial process, liens or encumbrances affecting, or attempting to or which may affect the Equipment, and LESSEE shall indemnify and save LESSOR harmless from any loss or damage caused by thereby. LESSEE shall exercise due and proper care in the use, repair and servicing of the Equipment. At LESSOR'S request, LESSEE will permit LESSOR to have access to the Equipment at all reasonable times for the purpose of inspection and examination. Upon the expiration or termination of this Lease, LESSEE at its sole expense shall forthwith pack and return the Equipment to LESSOR at such place as designated by LESSOR, in the same condition as when received by LESSEE, reasonable wear and tear excepted. LESSEE represents and warrants that this is a commercial and business lease agreement and is not a consumer transaction, and the Equipment will be used solely for business purposes. LESSEE shall make no alteration to the Equipment without the prior written consent of LESSOR.

    12. RISK OF LOSS. LESSEE hereby assumes the entire risk of loss from any cause whatsoever, including theft, damage or destruction, and no such event shall relieve LESSEE from any obligation under this Lease and this Lease shall remain in full force and effect. LESSEE, with LESSOR'S consent, may promptly replace or repair the Equipment. Otherwise, LESSEE shall immediately pay to LESSOR any amount equal to the aggregate unpaid total rent for the balance of the term of the Lease plus the amount calculated by LESSOR as the fair market reversionary value of the Equipment. Upon such payment, this Lease shall terminate and LESSEE shall become entitled to the Equipment in its then condition and location, "AS IS", without warranty, express or implied, with respect to any matter whatsoever.

    13. INSURANCE. LESSEE shall at its own expense keep the Equipment insured against such risks, in such amounts, including replacement value, and with such companies as Lessor shall approve. Said insurance shall provide for loss payable to the LESSOR and shall identify LESSOR as a named insured, with the right to 30 days written notice to LESSOR before cancellation or material change in insurance. Upon LESSOR'S request, LESSEE shall deliver copies of the policies or certificates of insurance to LESSOR. Subject to the provisions of this Lease with regard to risk of loss, and without limiting such provisions in the case of any loss or damage covered by insurance, and only to the extent that such loss or damage is covered by such insurance, the proceeds of such insurance shall be applied, at the option of LESSOR, (a) toward the replacement, restoration or repair of Equipment which may be lost, stolen, destroyed or damaged or (b) toward the obligations of Lessee for rent hereunder. In the event the Lessor elects to apply insurance proceeds to the repair or to the replacement of the damaged Equipment, this Lease shall continue in full force and effect. In the event the LESSOR elects to apply insurance proceeds to the payment of LESSEE'S obligations for or the rent hereunder shall be reduced by the amount of such insurance proceeds, but the LESSEE shall be liable for any additional rents due plus the amount calculated by LESSOR as the fair market reversionary value of the Equipment. Such reduction of rents shall be allocated solely to the item or items lost, stolen, damaged or destroyed. In the event LESSEE fails to provide proof of insurance as provided above, LESSOR shall have the right, but not the obligation, to procure insurance on behalf of LESSEE and to add to the rental payments due hereunder an amount equal to the cost of such insurance, plus the reasonable expenses of LESSOR in procuring such insurance.

    14. ASSIGNMENT. LESSEE and its successors and assigns shall not, voluntarily or by operation of law, assign or encumber any rights under this Lease without LESSOR'S written consent. LESSOR may assign this Lease and/or mortgage the Equipment, and said assignee or mortgagee may assign or mortgage the same. All rights of LESSOR hereunder may be assigned, pledged, mortgaged, transferred or otherwise disposed of, either in whole or in part, without notice to LESSEE, and the LESSEE acknowledges, consents and agrees that all rights in and to the Equipment described herein, including LESSEE'S right to possession to said Equipment, are subordinate junior and subject to the rights and claims of any assignee in and to said Equipment under any mortgage, title, retention, or other security instrument, either now existing or hereafter created, including but not limited to the right of the assignee to repossess or recapture possession of said Equipment. LESSEE consents and agrees to the assignment to the assignee of all moneys due or to become due to LESSOR under this Lease, and in such event promises and agrees to settle all claims against LESSOR directly with it and hereby waives, relinquishes and disclaims any right or privilege to withhold payment of, or refrain from paying directly to any such assignee, any moneys now or hereafter owing under the terms of this Lease, and the right of the assignee to receive the rentals, as well as any other right of the assignee, shall not be subject to any defense, setoff, counterclaim or recoupment which may arise out of any breach or obligation of LESSOR or by reason of any other assignee by LESSOR whether or not this Lease is terminated by operation of law or otherwise, including, without limitation, termination arising out of bankruptcy, reorganization or similar proceedings involving LESSOR. LESSEE shall abide by any such assignment and make payment as may therein be directed. Following such assignments, the term LESSOR shall be deemed to include or refer to LESSOR'S assignee provided no such assignee shall be deemed to assume any obligation or duty imposed upon LESSOR hereunder and LESSEE shall only look to LESSOR for performance thereof.

    15. NOTICES. All notices relating hereto shall be mailed to LESSOR or LESSEE, as the case may be, at the respective addresses shown or at any later address of which the sender may have been theretofore notified in writing. All such notices shall be deemed served when such notice shall have been mailed to the party to be notified by certified or registered mail with postage prepaid.

    16. GOVERNING LAW. This Lease, and the rights and liabilities of LESSOR and LESSEE, shall be determined and adjudicated pursuant to and in accordance with the laws of the State of New Jersey, and this Lease shall be deemed to have been made and entered into in the county of the principal office of LESSOR in New Jersey. LESSEE agrees that all litigations, actions or proceedings in any court of record which involve matters directly or indirectly arising from, related to or in any way connected with this Lease and the matters set forth herein shall only be filed in courts of record in the State of New Jersey or in a Federal Court for the State of New Jersey and LESSEE consents to the jurisdiction and venue of any such court and waives personal service upon LESSEE of any and all process issuing from any such court, and consents that any such process may be personally served or served by certified or registered mail directed to LESSEE at the address hereinabove stated and that such services shall be deemed completed within five (5) days after such mailing.

    17. FURTHER ASSURANCES. From time to time throughout the term of this Lease with respect to any of the Equipment, Lessee agrees to execute, acknowledge and deliver such further counterparts hereof, financing statements, corporate resolutions, opinions of counsel, financial statements, estoppel certificates in favor of any assignee of LESSOR or such other documents which in the opinion of LESSOR or counsel for LESSOR may be necessary or desirable.

    18. CONSOLIDATION, MERGER OR SALE. In the event of any consolidation or merger of LESSOR into or with another corporation, or the sale of all or substantially all of the assets of LESSOR to another corporation, partnership or proprietorship, LESSOR shall be permitted to transfer all the rights and obligations hereunder releasing LESSOR from all obligations and liabilities to LESSEE hereunder.

    19. GENERAL. If more than one LESSEE is named in this Lease the liability of each shall be joint and several. LESSEE shall use the Equipment in a careful and proper manner and shall comply with and conform to all national, state, municipal and other laws, ordinances and regulations, all applicable requirements of the manufacturer of the Equipment or the terms of any insurance policies in any way relating to the possession, use or maintenance of the Equipment. The obligations of LESSOR hereunder shall be suspended to the extent that it is hindered or prevented from complying therewith because of labor disturbances, including strikes and lockouts, acts of God, fires, storms, accidents, governmental regulations or interference of any cause whatsoever beyond the control of LESSOR. The terms and conditions of this Lease supersede those of all previous agreements between the parties with respect to that Equipment, and this Lease together with the Guarantee, the Delivery Acceptance and Installation Certificate and the Purchase Order constitute the entire agreement between the parties. Any provisions hereof prohibited by, or unenforceable under, any applicable law of any jurisdiction shall, as to such jurisdiction, be ineffective without invalidating the remaining provisions of this Lease, provided, however, that to the extent that any provisions of any such applicable law may be waived, they are hereby waived by LESSEE to the full extent permitted by law to the end that this Lease shall be deemed to be valid and binding and enforceable in accordance with its terms. The titles to the paragraphs of this Lease are solely for the convenience of this Lease and are not an aid to the interpretation of the instrument. Any person who signed this Lease as guarantor has done so with the intention of thereby personally guaranteeing the same, and such person agrees that he guarantees the performance of LESSEE of this Lease and all conditions, covenants and undertakings of LESSEE hereunder, and he guarantees the payment by LESSEE of all rental an other payments to be made by LESSEE to LESSOR hereunder.

    20. STATUTORY FINANCE LEASE. LESSEE AGREES AND ACKNOWLEDGES THAT IT IS THE INTENT OF BOTH PARTIES TO THIS LEASE THAT IT QUALIFY AS A STATUTORY "FINANCE LEASE," WHICH IS NOT A "CONSUMER LEASE" UNDER ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE. LESSEE ACKNOWLEDGES AND AGREES THAT LESSEE HAS SELECTED BOTH: (1) THE EQUIPMENT; AND (2) THE SUPPLIER FROM WHOM LESSOR IS TO PURCHASE THE EQUIPMENT LESSEE ACKNOWLEDGES THAT LESSOR HAS NOT PARTICIPATED IN ANY WAY IN LESSEE'S SELECTION OF THE EQUIPMENT OR OF THE SUPPLIER AND LESSOR HAS NOT SELECTED, MANUFACTURED, OR SUPPLIED THE EQUIPMENT LESSEE REPRESENTS AND WARRANTS THAT NONE OF THE EQUIPMENT WILL BE USED FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR IN ANY MATTER WHICH WOULD RENDER THIS LEASE A CONSUMER LEASE FOR ANY LEGAL PURPOSE.

    LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EQUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS.

ASSIGNMENT BY LESSEE PROHIBITED. WITHOUT LESSOR's PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN THIS LEASE OR SUBLEASE THE EQUIPMENT OR ANY INTEREST THEREIN, OR PLEDGE OR TRANSFER THIS LEASE, OR OTHERWISE DISPOSE OF THE EQUIPMENT COVERED HEREBY.

Dated: 12/17   1998

              LESSEE:ALLSTAR ARENA ENTERTAINMENT,INC

Witnessed By: /s/Herb Dogan             By: /s/ Joseph Yukich

     Print Name:

Witnessed By:

Signature:

Print Name     Date

LESSOR:
MADISON LEASING CO., IN
BY: /s/John J.Gerard,CEO
     John J. Gerard, CEO

      This Lease shall be adjudicated pursuant to the Laws of the State of New Jersey.

NOTICE: THIS IS A NON-CANCELABLE, BINDING CONTRACT CONSISTING OF ALL TERMS CONTAINED THEREIN. IT CONTAINS IMPORTANT TERMS AND CONDITIONS AND HAS LEGAL AND FINANCIAL CONSEQUENCES TO YOU. PLEASE READ IT CAREFULLY; FEEL FREE TO ASK QUESTIONS BEFORE SIGNING BY CALLING THE LEASING COMPANY AT (201) 447-0222.

@ Madison Leasing Co., Inc.

01/12/1999 12:15         MADISON LEASING CO
Lease No. ALL-001

INDIVIDUAL PERS0NAL GUARANTEE

FOR VALUE RECEIVED and in consideration of the execution of the ABOVE described equipment lease agreement and/or the purchase of equipment to be leased thereunder by MADISON LEASING CO., INC., we hereby jointly and severally guarantee to you the full and prompt payment of any and all sums which may presently or in the future be or become due and owing to you from the above named Lessee and we agree to be, without deduction by reason of setoff, defense or counterclaim of Lessee, jointly and severally liable to you for the due performance of all Lessee's agreements with you and all renewals, extensions, continuations, modifications, supplements and amendments thereof. This guarantee is an unconditional guarantee of the performance of all conditions, obligations and undertakings of Lessee and shall continue so long as the aforementioned equipment lease agreement or any renewals, modifications and amendments thereof shall remain in force.

We hereby jointly and severally waive notice of the acceptance hereof and of all notices and demands of any kind to which we may be entitled, We further waive notice of and consent to any agreement with Lessee or anyone else, including without limitation agreements and arrangements for payment extension, subordination, composition. arrangement, discharge or release of the ,whole or any part of Lessee's obligations, and the same shall in no way impair out liability hereunder.

We shall be liable to you for attorney's fees equal to fifteen percent of Lessee's unpaid obligations. Nothing shall discharge or satisfy our liability hereunder except the full performance and payment of Lessee's obligations. We agree that if we or Lessee should become insolvent, or make a general assignment, or if a proceeding in bankruptcy or reorganization proceeding shall be commenced by, against or in respect of Lessee or of us, any and all of our obligations shall, at your option, become due and payable without notice.

Any amounts received by you from whatever source on account of Lessee's obligations may be applied in such order as you elect in your sole judgment and, notwithstanding any payments made by us, we irrevocably waive any rights we may have as creditor of Lessee and any right to enforce any remedy which you now or hereafter have against Lessee.

This instrument shall continue in full force and effect and any termination hereof by us shall have no applicability to rights and obligations arising out of transactions having their inception prior to such termination. The death of any one or more of us shall not effect a termination oft his guarantee as to such deceased or any of the survivors of us, nor shall termination by any one or more of us affect the continuing liability hereunder of such of us as do not give notice of termination. The obligations under this guarantee shall constitute primary and not secondary obligations. This instrument cannot be changed or terminated orally and SHALL be binding upon out heirs, assigns, and successors and shall inure to the benefit of your successors and assigns. PLEASE DO NOT USE ANY CORPORATE TITLES IN THE FOLOWING SECTION.


    Joseph Yukich:  /s/Joseph Yukich      SS#554157587   Date: 12/2/98
    Martin Burke:   /s/Martin Burke       SS#559479192   Date: 12/22/98
    Paul Fairchild: /s/Paul Fairchild     SS#572813491   Date: 01/04/99



Notary Public



MADISON LEASING CO., INC